Exhibit 99.3

Oaktree Strategic Income Corporation Announces Plans to Seek Stockholder Approval for

Reduced Asset Coverage Requirements

LOS ANGELES, CA, May 8, 2018 – Oaktree Strategic Income Corporation (NASDAQ: OCSI) (“Oaktree Strategic Income” or the “Company”) today announced that its Board of Directors (the “Board”) has recommended that stockholders approve a proposal to reduce the asset coverage requirements applicable to the Company under the Investment Company Act of 1940, as amended, from 200% to 150%. The Company expects to hold a Special Meeting of Stockholders (“Special Meeting”) in July 2018 to vote on this proposal.

In addition, the Board approved the application of the modified asset coverage requirements to be effective one year after such Board approval and, as a result, the Company’s asset coverage requirements for senior securities will be reduced from 200% to 150%, effective May 3, 2019. However, if the stockholder proposal is passed at the Special Meeting, the Company would be subject to the modified asset coverage requirements the day after the Special Meeting.

“Increased leverage will provide us with the flexibility to further scale our portfolio while remaining focused on our current investment mandate and asset mix,” said Edgar Lee, Chief Executive Officer and Chief Investment Officer of Oaktree Strategic Income.

“Our portfolio is primarily comprised of first lien, floating-rate loans to companies that are well-suited to support higher levels of leverage,” said Mathew Pendo, Chief Operating Officer of Oaktree Strategic Income. “As such, we believe there is an opportunity to grow our portfolio prudently with more leverage, which we expect will enhance the return on equity for our stockholders over time.”

About Oaktree Strategic Income Corporation

Oaktree Strategic Income Corporation (NASDAQ:OCSI) is a specialty finance company dedicated to providing customized capital solutions to middle-market companies. The firm seeks to generate stable, current income by providing innovative first-lien financing solutions to companies across a wide variety of industries. The company is regulated as a business development company, or a BDC, under the Investment Company Act of 1940, as amended. Oaktree Strategic Income is managed by Oaktree Capital Management, L.P. For additional information, please visit Oaktree Strategic Income’s website at www.oaktreestrategicincome.com.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements may include statements as to: our future operating results and distribution projections; our business prospects and the prospects of our portfolio companies; and the impact of the investments that we expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K and our quarterly report on Form 10-Q for the quarter ended March 31, 2018. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.

We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Participants in the Solicitation

Oaktree Strategic Income Corporation, its directors and certain of its executive officers, the directors and executive officers and employees of Oaktree Capital Management, L.P. and its affiliates that provide services to the Company and its subsidiaries pursuant to the Investment Advisory Agreement, dated October 17, 2017, between the Company and Oaktree Capital Management, L.P. and the Administration Agreement, dated October 17, 2017, between the Company and Oaktree Fund Administration, LLC may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s Special Meeting of Stockholders (the “Special Meeting”).

Additional Information and Where to Find It

The Company has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Special Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of 1% of the shares of Company common stock (other than Oaktree Capital Management, L.P., which, together with its affiliates, has shared voting and dispositive power over an aggregate of approximately 27.1% of the Company’s common stock based on 29,466,768 shares of common stock outstanding as of May 7, 2018, as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018), and their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials to be filed with the SEC in connection with the Special Meeting. This information can also be found in (i) the Company’s definitive proxy statement for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting Proxy Statement”), filed with the SEC on January 29, 2018 and (ii) the Company’s Annual Report on Form 10-K for the year ended September 30, 2017, filed with the SEC on December 11, 2017 (the “Form 10-K”). To the extent holdings by the directors and executive officers of the Company of the shares of Company common stock have changed since the amounts printed in the 2018 Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FOR THE SPECIAL MEETING (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE 2018 ANNUAL MEETING PROXY STATEMENT, THE FORM 10-K AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the definitive proxy statement for the special meeting (when available), the 2018 Annual Meeting Proxy Statement, the Form 10-K and any other documents (including a proxy card) filed or to be filed by the Company with the SEC in connection with the Special Meeting at the SEC’s website, www.sec.gov, or at the Company’s website www.oaktreestrategicincome.com or by writing to the Company’s Secretary at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. In addition, copies of the proxy materials, when available, may be requested by contacting the Company’s proxy solicitor, Broadridge Investor Communication Solutions, Inc., by calling toll-free at (855) 486-7909 or by mail at 51 Mercedes Way, Edgewood, NY 11717.

Contact

Investor Relations:	Oaktree Strategic Income Corporation
Michael Mosticchio
(212) 284-1900
ocsi-ir@oaktreecapital.com

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